UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2024

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code  (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.

On September 3, 2024, Constellation Brands, Inc. (“Constellation” or the “Company”), a Delaware corporation, issued a news release (the “release”) announcing certain information regarding its financial condition and results of operations as of and for the second fiscal quarter ended August 31, 2024 and updates to the Company’s fiscal 2025 outlook, among other items. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the core operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors, financial analysts covering the Company, rating agencies, and other external users valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance.

Item 2.06	Material Impairments.

The Company previously disclosed that if broader industry and market conditions decline and/or the Company’s expectations of future performance as reflected in its then-current strategic operating plans are not fully realized, a future impairment of the Company’s Wine and Spirits segment goodwill was reasonably possible. In connection with continued negative trends within the Company’s Wine and Spirits segment primarily attributable to its U.S. wholesale market, driven by declines in both the overall wine market and in its mainstream and premium wine brands, the Company updated its fiscal 2025 outlook for this reporting unit. Based on the aforementioned factors, on September 2, 2024, the Company concluded that it expects to incur a non-cash goodwill impairment loss of approximately $1.5 billion to $2.5 billion for the Company’s second fiscal quarter ended August 31, 2024. The range in the amount of impairment expected to be recorded is based on preliminary estimates of future cash flow forecasts and other assumptions. The final amount of impairment to be recognized for the Company’s second fiscal quarter ended August 31, 2024, is subject to the Company's internal analysis and review, including consultation with third-party valuation experts on certain assumptions.

There may be a further future impairment of Wine and Spirits goodwill if there are adverse deviations from our expectations about the Company’s Wine and Spirits business or the macroeconomic environment, which could be influenced by a variety of factors including if broader industry and market conditions continue to decline and/or our expectations of future performance as reflected in our current strategic operating plans are not fully realized.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans and objectives of management, including statements regarding an expected non-cash goodwill impairment loss and potential further future impairments, and expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such actions will in fact occur or will occur on the timetable contemplated hereby. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Constellation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this Current Report on Form 8-K are subject to other risks and uncertainties, including the accuracy of all projections and other factors and uncertainties disclosed from time-to-time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 29, 2024, which could cause actual future performance or events to differ from current expectations.

Item 7.01	Regulation FD Disclosure.

On September 3, 2024, the Company issued the release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites, or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the release attached as Exhibit 99.1 and in Item 2.06 are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release of Constellation Brands, Inc. dated September 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer